UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019

Servotronics, Inc.

(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

1110 Maple Street

Elma, New York 14059-0300

(Address of principal executive offices, including zip code)

(716) 655-5990

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Explanatory Note

On April 30, 2019, Servotronics, Inc. (the “Company”) filed a Form 8-K reporting the results of its shareholder vote from its April 26, 2019 annual meeting (the “Original Form 8-K”). In that filing, the results of the advisory vote on the frequency of future advisory say-on-pay votes inadvertently transposed the column headings for the “One Year” and “Three Years” results. The Company’s transfer agent, Computershare, acted as inspector of election for the Company’s 2019 annual meeting and certified that approximately 77.5% of the votes cast on that advisory proposal were voted in favor of a frequency every three years. The Company is amending its current report on Form 8-K to provide the correct vote of the shareholders on that proposal, which is included in this filing as Item 5.07. All other voting results in the Original Form 8-K were properly reported.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on April 26, 2019, the shareholders of the Company (i) elected the five director nominees; (ii) ratified the appointment of Freed Maxick CPAs, P.C. as the Company's independent registered public accounting firm for the 2019 fiscal year; (iii) approved, on an advisory basis, the compensation awarded to the Company's Named Executive Officers for 2018; and (iv) voted, on an advisory basis, on the frequency of future advisory votes on executive compensation.

The results of the voting for the five director nominees were as follows:

Name	For	Withhold Authority	Broker Non-Votes
Jason T. Bear	1,312,530.59	128,567.41	814,605
Edward C. Cosgrove	1,307,016.37	134,081.63	814,605
Lucion P. Gygax	1,314,570.35	126,527.65	814,605
Christopher M. Marks	1,328,320.24	112,777.76	814,605
Kenneth D. Trbovich	1,314,955.05	126,142.95	814,605

The results of the voting for the ratification of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2019 fiscal year were as follows:

For	Against	Abstentions
2,213,550.12	24,718	17,434.88

The results of the voting for the advisory vote on executive compensation for 2018 were as follows:

For	Against	Abstentions	Broker Non-Votes
1,360,095.80	38,178	42,823	814,605

The results of the voting for the advisory vote on the frequency of future advisory say-on-pay votes were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
307,829.54	10,618.99	1,094,858.44	27,791.03	814,605

As a result of the shareholder advisory vote and other factors, the Company will hold future non-binding advisory votes on the compensation of the Named Executive Officers every three years, until the next non-binding advisory vote on the frequency of such votes on executive compensation.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2022	Servotronics, Inc.

	By:	/s/Lisa F. Bencel, Chief Financial Officer
Lisa F. Bencel
Chief Financial Officer